UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04656

ELLSWORTH FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore
ELLSWORTH FUND LTD.
65 Madison Avenue
Morristown, New Jersey 07960-7308
(Name and address of agent for service)

Copy to:
Steven B. King, Esq.
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Registrant's telephone number, including area code: (973) 631-1177

Date of fiscal year end:  September 30, 2008

Date of reporting period:  September 30, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.

ELLSWORTH FUND LTD.

2008 Annual Report
September 30, 2008

2008 Annual Report
September 30, 2008

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through September 30, 2008 with dividends reinvested

	Calendar		Annualized		10 Year
	YTD	1 Year	5 Years	10 Years	Volatility *
Ellsworth market price	(32.73)%	(33.25)%	(1.79)%	3.21%	15.99%
Ellsworth net asset value	(20.52)	(21.02)	2.25	3.93	13.78
Merrill Lynch All Convertibles Index	(21.01)	(23.57)	2.27	5.05	19.33
S&P 500 Index	(19.29)	(21.98)	5.16	3.06	19.94
Lehman Aggregate Bond Total Return Index	0.63	3.65	3.79	5.20	3.81

All data in the table above is from Bloomberg L.P. pricing service, except Lehman Aggregate Bond Total Return Index, which is from Lipper, Inc. Closed-End Fund Performance Analysis, dated September 30, 2008.

Ellsworth’s performance in the table above has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%. Performance data represent past results and do not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices (AMEX, symbol ECF)
Qtr. Ended	High	Low	Close	High	Low	Close
12/31/07	$10.49	$8.99	$9.32	$9.38	$7.85	$8.16
3/31/08	9.27	8.37	8.52	8.26	7.54	7.70
6/30/08	9.12	8.62	8.66	8.10	7.62	7.77
9/30/08	8.62	7.05	7.18	7.62	5.24	5.30

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total	Corporate Deduction #
10/25/07	11/21/07	$0.060	$0.827	$0.887	18%
2/14/08	2/28/08	0.090	—	0.090	26
5/15/08	5/29/08	0.090	—	0.090	26
8/14/08	8/28/08	0.090	—	0.090	26
		$0.330	$0.827	$1.157

# Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

To Our Shareholders

November 17, 2008

This is the second worst bear market of my lifetime and the worst of my career. The Bear of 1973/1974 saw the Dow Jones Industrials Average and the Standard & Poor’s 500 Index fall by nearly half, and the over-the-counter market (a precursor to NASDAQ) fell by substantially more than that over 21 months. Twelve months after its bull market high in October of 2007 major indices such as the Standard & Poor’s 500 Index have fallen by approximately 50%.

In a more typical market decline, convertible securities would be expected to retain more of their market value in addition to the income from coupons or dividends. Convertible securities, however, have not outperformed the equity indices on a year-to-date basis. This unexpected result is because of a disproportionate exposure to the financial industry among convertible securities and because hedge funds appear to have been under pressure to sell these securities even at undervalued prices. Hedge funds are substantial participants in the convertible securities market.

Although recent market events have been volatile and sometimes terrifying, there are some reasons for optimism. Ellsworth does not use leverage so it does not have that risk added to the current volatility of the market. Convertible securities appear to be undervalued relative to their underlying shares and by many historical measures. Merrill Lynch’s convertible valuation model has shown these securities to be at their cheapest levels since 1995. Because of this apparent cheapness, we have been able to add convertibles to the Fund that have historically high yields with puts or short maturities that we expect will help protect against further erosion of their prices.

Finally, although we do expect the economy to sustain job losses, earnings declines and reduced consumption, we think that these factors are now substantially discounted by the market. Much good work has been done towards stabilizing the credit markets, but until they are stabilized, all financial markets will be volatile.

Performance for the Fund’s fiscal year was enhanced by its exposure to the agriculture and consumer goods industries. Performance was hurt by its exposure to the computer hardware, computer software and the telecommunications industries.

The Fund’s net asset value (NAV) outperformed the Merrill Lynch All Convertibles Index (the “Index”) over the calendar year-to-date and one-year periods, and was in-line for the five- and ten-year periods (this is the case when you adjust for the fiscal 2004 rights offering and the fact that the Index does not include expenses) ended September 30, 2008. For the calendar year-to-date, one-, five- and ten-year periods, Ellsworth’s market return underperformed the Index. For the ten-year performance, the Fund’s NAV and market volatility, as measured by standard deviation, were lower than that of the Index. Many market professionals consider the volatility of past returns to be a useful approximation of the past levels of risk. A higher volatility level equates to a higher measure of risk. This measure of historic results may not reflect future performance but we believe it is informative. The Fund has sought to provide total returns to shareholders that compare favorably to those provided by the equity markets, but with less volatility. We think the Fund has achieved that goal.

continued on the following page

To Our Shareholders (continued)

At its October 13, 2008 meeting, the Board of Trustees declared a distribution of $0.103 per share, consisting of undistributed net investment income. The distribution is payable on November 26, 2008 to shareholders of record on October 23, 2008.

The 2009 annual meeting of shareholders will be held on January 16, 2008. Time and location will be included in the proxy statement, scheduled to be mailed to shareholders on November 26, 2008. All shareholders are welcome to attend; we hope to see you there.

Thomas H. Dinsmore
Chairman of the Board

Major Portfolio Changes by underlying common stock
Six months ended September 30, 2008

ADDITIONS	REDUCTIONS

Bank of America	Bristol-Myers Squibb

China Medical Technologies	Church & Dwight

Corning	Corning

General Electric	Cypress Semiconductor

Mylan	Genworth

Nabors Industries	MetLife

Prudential Financial	Nabors Industries

RadioShack	Prudential Financial

Trina Solar	St. Jude Medical

Tyson Foods

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
Prudential Financial	$3,934,000	4.2%
Prudential provides financial services worldwide, offering a variety of products and services including life insurance, mutual funds, annuities, asset management and real estate brokerage.

Wyeth	2,931,900	3.1
Wyeth is engaged in the discovery, development, manufacture, distribution and sale of a line of products in three primary businesses: Wyeth Pharmaceuticals (Pharmaceuticals), Wyeth Consumer Healthcare (Consumer Healthcare), and Fort Dodge Animal Health (Animal Health). Pharmaceuticals includes branded human ethical pharmaceuticals, biotechnology products, vaccines and nutrition products.

General Electric	2,680,385	2.8
GE is a diversified technology, media and financial services company, with products and services ranging from aircraft engines, power generation, water processing and security technology to medical imaging, business and consumer financing, media content and industrial products.

LSB Industries	2,632,500	2.8
LSB manufactures and sells chemical products for the mining, agricultural and industrial markets. The company also manufactures and sells commercial and residential climate control products.

The Walt Disney Company	2,498,925	2.6
Disney, an entertainment company, has operations that include media networks, studio entertainment, theme parks and resorts, consumer products, and Internet and direct marketing.

Chesapeake Energy	2,268,600	2.4
Produces oil and natural gas. The company’s operations are focused on developmental drilling and producing property acquisitions in onshore natural gas producing areas of the United States and Canada.

New York Community Bancorp	2,112,942	2.2
New York Community Bancorp is a multi-bank holding company that offers a full range of traditional and non-traditional products and services.

LSI Corporation	2,030,000	2.1
Formerly LSI Logic Corporation, LSI designs, develops and markets semiconductors and storage systems.

Webster Financial	2,020,000	2.1
Webster is a bank holding company. Through Webster Bank and various non-banking financial services subsidiaries, delivers financial services to individuals, families and businesses throughout southern New England and eastern New York State.

EMC	1,972,500	2.1
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Total	$25,081,752	26.4%

Major Industry Exposure

Diversification of Assets

			% Total Net Assets September 30,
	Cost	Value	2008	2007
Aerospace and Defense	$2,021,920	$1,370,315	1.5%	4.0%
Agriculture	0	0	0.0	1.5
Banking/Savings and Loan	7,080,170	5,711,242	6.0	6.0
Chemicals	1,141,934	1,479,600	1.6	2.7
Computer Hardware	5,055,346	4,693,700	5.0	5.2
Computer Software	4,625,037	2,893,750	3.1	2.9
Consumer Goods	4,840,987	4,490,588	4.8	3.9
Energy	12,877,619	11,662,196	12.3	14.6
Finance	0	0	0.0	1.0
Financial Services	2,504,265	1,537,500	1.6	2.6
Foods	4,241,621	2,622,500	2.8	0.8
Health Care	6,499,815	5,245,250	5.6	4.4
Insurance	6,711,782	5,777,407	6.1	9.3
Media and Entertainment	3,496,504	3,137,675	3.3	3.9
Minerals and Mining	5,726,718	4,016,565	4.3	5.6
Multi-Industry	6,780,091	5,575,385	5.9	3.0
Pharmaceuticals	10,415,681	9,597,555	10.2	9.3
Real Estate	2,003,610	1,532,500	1.6	0.8
Retail	2,760,990	2,278,125	2.4	2.1
Semiconductors	4,212,524	3,896,950	4.1	7.0
Telecommunications	9,194,722	6,534,671	6.9	4.8
Transportation	869,104	490,500	0.5	1.5
Travel and Leisure	1,022,850	712,500	0.8	0.0
Short Term Securities	0	0	0.0	2.5
Total Investments	$104,083,290	85,256,474	90.2	99.3%

Other Assets		9,240,526	9.8%	0.7%
Total Net Assets		$94,497,000	100.0%	100.0%

Portfolio of Investments September 30, 2008

	Principal Amount	Identified Cost	Value (Note 1)
CONVERTIBLE BONDS AND NOTES — 54.0%

Aerospace and Defense — 1.2%
Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)	$1,000,000	$1,005,670	$1,103,750

Computer Hardware — 5.0%
Credit Suisse, New York Branch 12.90%, due 2008 equity-linked notes (NR) (exchangeable for Corning Inc. common stock)	2,000,000	2,000,000	1,801,200
EMC Corp. 1.75%, due 2011 cv. sr. notes (A-)	1,000,000	1,030,533	996,250
EMC Corp. 1.75%, due 2013 cv. sr. notes (A-)	1,000,000	1,024,813	976,250
Richardson Electronics, Ltd. 8%, due 2011 cv. sr. sub. notes (NR)	1,000,000	1,000,000	920,000
		5,055,346	4,693,700
Computer Software — 3.1%
Blackboard Inc. 3.25%, due 2027 cv. sr. notes (B+)	2,000,000	1,980,726	1,830,000
GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR)	1,000,000	1,001,560	793,750
Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (B3) (performance linked to Microsoft Corp. common stock) (1,3)	1,500,000	1,642,751	270,000
		4,625,037	2,893,750
Consumer Goods — 1.9%
Chattem, Inc. 1.625%, due 2014 cv. sr. notes (NR)	1,500,000	1,523,139	1,783,125

Energy — 4.6%
Covanta Holding Corp. 1%, due 2027 sr. cv. deb. (B1) (1)	1,500,000	1,710,913	1,443,750
Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR)	1,325,000	1,490,066	1,684,406
SunPower Corp. 1.25%, due 2027 sr. cv. deb. (NR)	250,000	418,410	309,375
Trina Solar Ltd. 4%, due 2013 cv. sr. notes (NR)	1,000,000	1,000,000	901,250
		4,619,389	4,338,781
Financial Services — 1.6%
Euronet Worldwide, Inc. 3.50%, due 2025 cv. deb. (B+) (1)	2,000,000	2,504,265	1,537,500

Foods — 2.4%
The Great Atlantic & Pacific Tea Company, Inc. 5.125%, due 2011 cv. sr. notes (Caa1)	500,000	500,000	364,375
The Great Atlantic & Pacific Tea Company, Inc. 6.75%, due 2012 cv. sr. notes (Caa1)	1,500,000	1,500,000	1,055,625
Tyson Foods, Inc. 3.25%, due 2013 cv. sr. notes (BB-)	1,000,000	991,621	937,500
		2,991,621	2,357,500
Health Care — 5.5%
China Medical Technologies, Inc. 4%, due 2013 cv. sr. sub. notes (NR)	1,500,000	1,500,000	1,072,500
Kinetic Concepts, Inc. 3.25%, due 2015 cv. sr. notes (B+) (Acquired 04/16/08 and 08/04/08; Cost $1,965,839) (2)	2,000,000	1,965,839	1,532,500
Omnicare, Inc. 3.25%, due 2035 cv. sr. deb. (B3) (1)	900,000	1,019,880	594,000
SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR)	1,000,000	1,013,351	1,048,750
St. Jude Medical, Inc. 1.22%, due 2008 cv. sr. deb. (A-)	1,000,000	1,000,745	997,500
		6,499,815	5,245,250
Insurance — 4.2%
Prudential Financial, Inc. floating rate, due 2036 cv. sr. notes (A3)	4,000,000	4,010,279	3,934,000

Media and Entertainment — 0.7%
Virgin Media Inc. 6.5%, due 2016 cv. sr. notes (B-) (Acquired 04/10/08 and 04/11/08; Cost $995,202) (2)	1,000,000	995,202	638,750

Portfolio of Investments September 30, 2008 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
CONVERTIBLE BONDS AND NOTES — continued

Multi-Industry — 3.1%
Diversa Corp. 5.5%, due 2027 cv. sr. notes (NR) (exchangeable for Verenium Corp. common stock)	$750,000	$750,000	$262,500
LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)	3,000,000	3,029,896	2,632,500
		3,779,896	2,895,000

Pharmaceuticals — 6.4%
Mylan Inc. 3.75%, due 2015 cash cv. notes (B+) (Acquired 09/16/08 and 09/30/08; Cost $1,477,013) (2)	1,500,000	1,477,013	1,481,250
Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb. (Baa2) (exchangeable for Teva Pharmaceutical Industries Ltd. ADR)	1,500,000	1,488,420	1,681,875
Wyeth floating rate, due 2024 cv. sr. deb. (A3)	3,000,000	3,044,101	2,931,900
		6,009,534	6,095,025

Real Estate — 1.6%
ProLogis 2.25%, due 2037 cv. sr. notes (BBB+) (Acquired 03/20/07 - 05/16/08; Cost $ 2,003,610) (2)	2,000,000	2,003,610	1,532,500

Retail — 1.3%
RadioShack Corp. 2.5%, due 2013 cv. sr. notes (BB) (Acquired 08/13/08; Cost $1,260,990) (2)	1,250,000	1,260,990	1,228,125

Semiconductors — 4.1%
Agere Systems Inc. 6.5%, due 2009 cv. sub. notes (BB) (exchangeable for LSI Corp.)	2,000,000	2,016,288	2,030,000
Cypress Semiconductor Corp. 1%, due 2009 cv. sr. notes (NR)	110,000	117,919	109,450
Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (1)	2,000,000	2,078,317	1,757,500
		4,212,524	3,896,950

Telecommunications — 6.0%
ADC Telecommunications Inc. 3.50%, due 2015 cv. sub. notes (NR)	500,000	500,000	373,125
ADC Telecommunications Inc. 3.50%, due 2017 cv. sub. notes (NR)	1,000,000	1,000,000	647,500
Anixter International Inc. 1%, due 2013 sr. cv. notes (BB-)	1,000,000	1,089,229	1,056,250
Equinix, Inc. 2.5%, due 2012 cv. sub. notes (B-)	2,000,000	2,097,586	1,742,500
General Cable Corp. 1%, due 2012 sr. cv. notes (B1)	1,500,000	1,504,619	1,162,500
SAVVIS, Inc. 3%, due 2012 cv. sr. notes (NR)	1,000,000	1,005,853	667,500
		7,197,287	5,649,375

Transportation — 0.5%
ExpressJet Holdings, Inc. 4.25%, due 2023 cv. notes (NR)	900,000	869,104	490,500

Travel and Leisure — 0.8%
Morgans Hotel Group 2.375%, due 2014 sr. sub. cv. notes (NR) (Acquired 10/11/07 and 10/12/07; Cost $1,022,850) (2)	1,000,000	1,022,850	712,500

TOTAL CONVERTIBLE BONDS AND NOTES		$60,185,558	$51,026,081

CORPORATE BONDS AND NOTES — 1.1%

Retail — 1.1%
Amerivon Holdings LLC 4% units containing cv. promissory note due 2010 and warrants expiring 2010) (NR) (Acquired 06/01/07; Cost $1,500,000) (2,3,4)	1,500,000	1,500,000	1,050,000

Portfolio of Investments September 30, 2008 (continued)

	Shares	Identified Cost	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS — 10.5%

Aerospace and Defense — 0.3%
Applied Energetics, Inc. 6.5% series A redeemable cv. pfd. (NR) (Acquired 10/27/05; Cost $1,000,000) (2,4)	40,000	$1,000,000	$260,000

Banking/Savings and Loan — 6.0%
Bank of America Corp. 7.25% series L non-cum. perpetual cv. pfd. (A1)	1,500	1,248,825	1,257,000
New York Community Bancorp, Inc. 6% BONUSES units (Baa1)	54,178	2,946,933	2,112,942
Sovereign Capital Trust IV 4.375% PIERS (Baa2) (exchangeable for Sovereign Bancorp, Inc. common stock) (1)	14,000	884,412	321,300
Webster Financial Corp. 8.5% perpetual cv. pfd (BB+)	2,000	2,000,000	2,020,000
		7,080,170	5,711,242

Chemicals — 1.6%
Celanese Corp. 4.25% cv. perpetual pfd. (NR)	40,000	1,141,934	1,479,600

Energy — 2.4%
Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+)	22,800	2,303,211	2,268,600

Telecommunications — 0.2%
Medis Technologies Ltd. 7.25% series A cum. cv. perpetual pfd. (NR)	100	1,000,000	187,296

TOTAL CONVERTIBLE PREFERRED STOCKS		12,525,315	9,906,738

MANDATORY CONVERTIBLE SECURITIES — 21.9% (5)

Consumer Goods — 2.9%
Avery Dennison Corp. 7.875%, due 11/15/10 mandatory cv. pfd. (BBB-)	30,000	1,524,075	1,293,900
The Stanley Works floating rate equity units, due 05/17/12 (A2)	1,750	1,793,773	1,413,563
		3,317,848	2,707,463

Energy — 5.3%
Bristow Group Inc. 5.5%, due 09/15/09 mandatory cv. pfd. (B)	20,000	1,027,500	860,000
McMoRan Exploration Co. 6.75%, due 11/15/10 mandatory cv. pfd. (NR)	10,000	1,010,250	1,564,400
Merrill Lynch & Co., Inc. 5.4%, due 09/27/10 PRIDES (A+) (linked to the performance of ConocoPhillips common stock)	2,000	2,000,000	1,480,290
NATIXIS Financial Products Inc. 12.10%, due 04/09/09 mandatory trigger exchangeable notes (NR) (exchangeable for Nabors Industries, Inc. common stock) (Acquired 07/03/08; Cost $1,917,270) (2)	39,450	1,917,270	1,150,125
		5,955,020	5,054,815

Foods — 0.3%
Lehman Brothers Holdings Inc. 6%, due 10/12/10 PIES (B3) (exchangeable for General Mills, Inc. common stock) (3)	50,000	1,250,000	265,000

Insurance — 2.0%
Alleghany Corp. 5.75%, due 06/15/09 mandatory cv. pfd. (BB)	4,000	1,058,400	1,335,907
XL Capital Ltd. 7%, due 02/15/09 equity security units (Baa1)	72,500	1,643,103	507,500
		2,701,503	1,843,407

Media and Entertainment — 2.6%
Deutsche Bank AG 4.9%, due 04/28/09 mandatory exchangeable notes (NR) (exchangeable for The Walt Disney Company common stock) (Acquired 04/16/08; Cost $2,501,301) (2)	82,500	2,501,301	2,498,925

Portfolio of Investments September 30, 2008 (continued)

	Shares	Identified Cost	Value (Note 1)
MANDATORY CONVERTIBLE SECURITIES — continued

Minerals and Mining — 3.4%
Freeport-McMoRan Copper & Gold Inc. 6.75%, due 05/01/10 mandatory cv. pfd. (BB)	20,000	$2,172,775	$1,698,200
Vale Capital Ltd. 5.5%, due 06/15/10 mandatory convertible notes (BBBH) (exchangeable for ADS representing Companhia Vale do Rio Doce common stock)	30,000	1,534,600	1,140,000
Vale Capital Ltd. 5.5%, due 06/15/10 mandatory convertible notes (BBBH) (exchangeable for ADS representing Companhia Vale do Rio Doce Preference A Shares)	10,000	503,000	405,625
		4,210,375	3,243,825

Multi-Industry — 2.8%
NATIXIS Financial Products Inc. 7.5%, due 09/22/09 mandatory trigger exchangeable notes (NR) (exchangeable for General Electric Company common stock) (Acquired 08/19/08; Cost $3,000,195) (2)	105,270	3,000,195	2,680,385

Pharmaceuticals — 2.6%
Mylan Inc. 6.5%, due 11/15/10 mandatory cv. pfd. (B-)	1,000	1,039,000	785,000
Schering-Plough Corp. 6%, due 08/13/10 mandatory cv. pfd. (Baa3)	9,500	2,375,000	1,643,690
		3,414,000	2,428,690

TOTAL MANDATORY CONVERTIBLE SECURITIES (5)		26,350,242	20,722,510

COMMON STOCKS — 2.7%

Aerospace and Defense — 0.0%
Applied Energetics, Inc. (Acquired 06/05/08; Cost $16,250) (2,4)	7,724	16,250	6,565

Minerals and Mining — 0.8%
Southern Copper Corp.	40,500	1,516,343	772,740

Pharmaceuticals — 1.2%
Johnson & Johnson	15,500	992,147	1,073,840

Telecommunications — 0.7%
AT&T	25,000	997,435	698,000

TOTAL COMMON STOCKS		3,522,175	2,551,145

Total Convertible Bonds and Notes — 54.0%		$60,185,558	51,026,081
Total Corporate Bonds and Notes — 1.1%		1,500,000	1,050,000
Total Convertible Preferred Stocks — 10.5%		12,525,315	9,906,738
Total Mandatory Convertible Securities — 21.9%		26,350,242	20,722,510
Total Common Stocks — 2.7%		3,522,175	2,551,145
Total Investments — 90.2%		$104,083,290	85,256,474

Other assets and liabilities, net — 9.8%			9,240,526
Total Net Assets — 100.0%			$94,497,000

Portfolio of Investments September 30, 2008 (continued)

(1)	Contingent payment debt instrument which accrues contingent interest. See Note 1(f).

(2)
Security not registered under the Securities Act of 1933, as amended (i.e., the security was purchased in a Rule 144A or a Reg D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of these securities. The aggregate market value of these securities at September 30, 2008 was $14,771,625 which represented 15.6% of the Fund’s net assets.

(3)
Investment is valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The market value of these securities amounted to $1,585,000 at September 30, 2008 which represented 1.7% of the Fund’s net assets.

(4)
Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. As of September 30, 2008, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Principal Amount or Shares	Cost	Price per Unit	Value	% Net Assets
Amerivon Holdings LLC 4% units containing cv. promissory note and warrants due 2010	June 1, 2007	$1,500,000	$1,500,000	$70.00	$1,050,000	1.1%

Applied Energetics, Inc. 6.5% series A redeemable cv. pfd.	October 27, 2005	40,000	1,000,000	6.50	260,000	0.3%

Applied Energetics, Inc. comon stock	June 5, 2008	7,724	16,250	0.85	6,565	0.0%
						1.4%

(5)	These securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

Investment Abbreviations		Summary of Portfolio Ratings *
			% of
ADR	American Depositary Receipts.		Portfolio
ADS	American Depositary Shares.	Aa	8
BONUSES	Bifurcated Option Note Unit Securities.	A	19
PIES	Premium Income Exchangeable Securities.	Baa	16
PIERS	Preferred Income Equity Redeemable Securities.	Ba	7
PRIDES	Preferred Redeemable Income Dividend Equity Securities.	B	19
		Caa	1
		NR	30
Ratings in parentheses by Moody’s Investors Service, Inc. or Standard & Poor’s
and are unaudited. NR is used whenever a rating is unavailable.		* Excludes equity securities and cash.

See accompanying notes to financial statements

Statement of Assets and Liabilities

September 30, 2008
Assets:
Investments at value (cost $104,083,290) (Note 1)	$85,256,474
Cash	9,635,632
Receivable for securities sold	479,922
Dividends and interest receivable	617,775
Other assets	29,474
Total assets	96,019,277
Liabilities:
Payable for securities purchased	1,467,327
Accrued management fee (Note 2)	6,750
Accrued expenses	22,801
Other liabilities	25,399
Total liabilities	1,522,277

Net Assets:	$94,497,000

Net Assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$131,534
Additional paid-in capital	116,017,978
Undistributed net investment income	523,270
Accumulated net realized loss from investment transactions	(3,348,966)
Unrealized depreciation on investments	(18,826,816)
Net Assets	$94,497,000
Net asset value per share ($94,497,000 ÷ 13,153,252 outstanding shares)	$7.18

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1):
Interest	$2,702,481
Dividends	2,690,993
Total Income	5,393,474
Expenses (Note 2):
Management fee	829,216
Custodian	16,600
Transfer agent	22,441
Legal fees	75,617
Audit fees	36,400
Trustees’ fees	95,625
Administrative services fees	58,083
Reports to shareholders	44,888
Insurance	23,209
Other	55,088
Total Expenses	1,257,167
Net Investment Income	4,136,307
Realized and Unrealized Loss on Investments:
Net realized loss from investment transactions	(3,420,545)
Net change in unrealized appreciation of investments	(25,413,301)
Net loss on investments	(28,833,846)
Net Decrease in Net Assets Resulting from Operations	$(24,697,539)

See accompanying notes to financial statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2008 and 2007

Change in net assets from operations:	2008	2007
Net investment income	$4,136,307	$4,205,058
Net realized gain (loss) from investment transactions	(3,420,545)	10,457,847
Net change in unrealized appreciation of investments	(25,413,301)	2,333,162
Net change in net assets resulting from operations	(24,697,539)	16,996,067

Distributions to shareholders from:
Net investment income	(4,310,924)	(4,907,146)
Net realized gain on investments	(10,469,074)	(3,293,707)
Total distributions	(14,779,998)	(8,200,853)

Capital share transactions (Note 3)	4,022,420	1,893,024

Change in net assets	(35,455,117)	10,688,238

Net assets at beginning of year	129,952,117	119,263,879

Net assets at end of year	$94,497,000	$129,952,117

Undistributed net investment income at end of year	$523,270	$358,935

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

(b) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(c) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, has a more than 50% likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. FIN 48 was adopted by the Fund on March 31, 2008.

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

FIN 48 requires the Fund to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions. Open tax years are those that are open for exam by authorities. The major tax authority for the Fund is the Internal Revenue Service. At September 30, 2008, these previous tax years are open: September 30, 2005 through September 30, 2008. The Fund has no examinations in progress. Management of the Fund has reviewed open tax years and concluded that the adoption of FIN 48 resulted in no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2008. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

(f) Securities Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 4 cents per share for the twelve months ended September 30, 2008. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At September 30, 2008 there were unrealized losses of approximately 19 cents per share on contingent payment debt instruments.

(g) Change in Method of Accounting - Effective October 1, 2004, the Fund began amortizing discounts and premiums on all debt securities. Prior to October 1, 2004, the Fund amortized discounts on original issue discount debt securities. The new method of amortization was adopted in accordance with the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and the financial highlights presented herein have been restated to reflect the new method retroactive to October 1, 2001. The effect of this accounting change is included in the financial highlights for the year ended September 30, 2004. The cumulative effect of this accounting change had no impact on the total net assets of the Fund or on distributions for tax purposes, but resulted in a $79,579 increase in the cost of securities held and a corresponding $79,579 reduction in the net unrealized gains based on the securities held on October 1, 2001. These changes had no effect on previously reported total net assets or total returns.

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(h) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2008 and 2007 were as follows:

	2008	2007
Ordinary income	$7,214,059	$4,907,146
Net realized gain on investments	7,565,939	3,293,707
	$14,779,998	$8,200,853

At September 30, 2008, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$1,945,509
Unrealized depreciation	(21,120,797)
Net unrealized depreciation	(19,175,288)

Undistributed ordinary income	1,354,457
Post October losses	(3,831,681)
Total distributable net earnings	$(21,652,512)

Cost for federal income tax purposes	$104,431,762

At September 30, 2008, the Fund incurred capital losses after October 31 (“post-October” losses) within the taxable year and are deemed to arise on the first business day of the Fund’s next taxable year.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

(i) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $20,722,510 at September 30, 2008, representing 21.9% of net assets.

(j) Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operation and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(k) Reclassification of Capital Accounts - Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2008, the Fund increased accumulated net investment income by $338,952 and decreased accumulated net realized gain/loss on investments by $338,952.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 - PORTFOLIO ACTIVITY

At September 30, 2008 there were 13,153,252 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the twelve months ended September 30, 2008, 494,154 were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $4,022,420.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $65,626,433 and $77,651,566, respectively, for the twelve months ended September 30, 2008.

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Year Ended September 30,
	2008	2007	2006	2005	2004
Operating Performance:
Net asset value, beginning of year	$10.27	$9.60	$9.29	$8.71	$8.58
Net investment income	0.31	0.33	0.33	0.29	0.30 (a)
Adjustment for change in amortization policy	—	—	—	(0.02)	—
Net investment income, as adjusted	0.31	0.33	0.33	0.29	0.30

Net realized and unrealized gain (loss)	(2.24)	1.00	0.29	0.59	0.35 (a)
Adjustment for change in amortization policy	—	—	—	0.02	—
Net realized and unrealized gain (loss), as adjusted	(2.24)	1.00	0.29	0.59	0.35
Total from investment operations	(1.93)	1.33	0.62	0.88	0.65

Less Distributions:
Dividends from net investment income	(0.33)	(0.39)	(0.31)	(0.30)	(0.32)
Distributions from realized gains	(0.83)	(0.27)	—	—	—
Total distributions	(1.16)	(0.66)	(0.31)	(0.30)	(0.32)

Capital Share Transactions:
Effect of rights offering	—	—	—	—	(0.20)
Capital share repurchases	—	—	—	—	—
Total capital share transactions	—	—	—	—	(0.20)
Net asset value, end of year	$7.18	$10.27	$9.60	$9.29	$8.71

Market value, end of year	$5.30	$9.09	$8.20	$7.84	$7.95

Total Net Asset Value Return (%) (b)	(21.0)	14.4	6.8	10.3	5.2
Total Investment Return (%) (c)	(33.3)	19.6	8.8	2.5	2.8

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$94,497	$129,952	$119,264	$114,824	$107,107
Ratio of expenses to average net assets (%)	1.1	1.1	1.2	1.2	1.2
Ratio of net investment income to average net assets (%)	3.6	3.4	3.6	3.4	3.2 (d)
Portfolio turnover rate (%)	61	84	60	82	70

_____________
(a)	As previously reported.
(b)	Assumes valuation of the Fund’s shares and reinvestment of dividends at net asset values.
(c)	Assumes valuation of the Fund’s shares at market price and reinvestment of dividends at actual reinvestment price.
(d)	Expense ratio for 2004 reflects adjustment for change in amortization policy. The ratio previously reported for 2004 was 3.4%.

See accompanying notes to financial statements

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
Ellsworth Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Ellsworth Fund Ltd. (the “Fund”) as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2004 have been audited by other auditors, whose report dated October 29, 2004 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ellsworth Fund Ltd. as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 20, 2008

Miscellaneous Notes

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the “Plan”). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, NY 10269-0560 (the “Plan Agent”). You may also obtain additional information about the Plan as well as the Plan application by calling the Plan Agent toll free at (800) 937-5449. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker’s “street name” and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker, and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). For the first three fiscal quarter distributions, when the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service. For the fourth quarter distribution when the market price is lower, the Fund will issue shares at the market price.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Ellsworth share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant’s account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant’s address as shown on the Plan Agent’s records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant’s account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant’s account based on the market price of the Fund’s shares on that date.

Miscellaneous Notes (continued)

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Ellsworth delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (973) 631-1177, or at our website at www.ellsworthfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Declared Distribution
A distribution of $0.103 per share, derived from net investment income was declared on October 13, 2008, payable November 26, 2008 to shareholders of record at the close of business October 23, 2008.

The Fund is a member of the Closed-End Fund Association, a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore is on the executive board and is the president of the association. The association is solely responsible for the content of its website.

Trustees

Each trustee is also a trustee of Bancroft Fund Ltd. (Bancroft) (a closed-end management investment company). Dinsmore Capital Management (Dinsmore Capital) is the Fund’s investment adviser and is also the investment adviser to Bancroft. Because of this connection, the Fund and Bancroft make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.

Personal	Principal Occupation(s) During Past Five Years; Other
Information	Directorship(s)

INDEPENDENT TRUSTEES

Gordon F. Ahalt	Retired. Trustee of Bancroft and Helix Energy Solutions Group Inc. (an energy services company).
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Term expires 2010
Trustee since 1986 - Age 80

Kinchen C. Bizzell, C.F.A. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2009 Trustee since 2008 - Age 54
Senior Counselor with Burson-Marsteller (global public relations and communications firm) (since 2004). Prior to 2004, Managing Director in Burson-Marsteller’s corporate and financial practice; Trustee of Bancroft.

Elizabeth C. Bogan, Ph.D.	Senior Lecturer in Economics at Princeton University; Trustee of Bancroft.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Term expires 2010
Trustee since 1986 - Age 64

Daniel D. Harding	Senior Advisor with Harding Loevner Management LP (an investment advisory firm); Trustee of Bancroft.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Term expires 2011
Trustee since 2007 - Age 56

Nicolas W. Platt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2010 Trustee since 1997 - Age 55	Since August 2006, Managing Director, Rodman & Renshaw, LLC (a full-service investment bank). Prior to August 2006, President of CNC-US (an international consulting company); Trustee of Bancroft.

INTERESTED TRUSTEES
Thomas H. Dinsmore, C.F.A. (1)	Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Term expires 2011
Trustee since 1986
Chairman of the Board since 1996 - Age 55

Jane D. O’Keeffe (1)	President of the Fund, Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Term expires 2009
Trustee since 1995 - Age 53

(1) Mr. Dinsmore and Ms. O’Keeffe are considered interested persons because they are officers and directors of Dinsmore Capital. They are brother and sister.

Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2009, and thereafter until his or her respective successor is duly elected and qualified.

Personal
Information	Principal Occupation(s) During Past Five Years

Thomas H. Dinsmore, C.F.A.(1,2)	Trustee, Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital.
Trustee, Chairman and
Chief Executive Officer
Officer since 1986
Age 55

Jane D. O’Keeffe (1,2)	Trustee and President of the Fund, Bancroft and Dinsmore Capital.
Trustee and President
Officer since 1994
Age 53

Gary I. Levine (3) Executive Vice President, Chief Financial Officer and Secretary Officer since 1986 Age 51
Executive Vice President and Chief Financial Officer of the Fund, Bancroft and Dinsmore Capital since 2004. Secretary of the Fund, Bancroft and Dinsmore Capital since 2003. Treasurer of Dinsmore Capital since 1997. Vice President of the Fund, Bancroft and Dinsmore Capital from 2002 until 2004. Treasurer of the Fund and Bancroft from 1993 until 2004.

H. Tucker Lake, Jr. (2)	Vice President of the Fund and Bancroft since 2002, and of Dinsmore Capital since 1997.
Vice President
Officer since 1994
Age 61

Germaine M. Ortiz (3)	Vice President of the Fund, Bancroft and Dinsmore Capital.
Vice President
Officer since 1996
Age 39

Mercedes A. Pierre	Vice President and Chief Compliance Officer of the Fund, Bancroft and Dinsmore Capital since 2004, and Assistant Treasurer from 1998 to 2004.
Vice President and
Chief Compliance
Officer Officer since 1998
Age 47

(1) Mr. Dinsmore and Ms. O’Keeffe are brother and sister.
(2) Mr. H. Tucker Lake, Jr. is the first cousin of Mr. Dinsmore and Ms. O’Keeffe.
(3) Mr. Levine’s wife is Ms. Ortiz’s first cousin.

Board of Trustees	Internet
GORDON F. AHALT	www.ellsworthfund.com
KINCHEN C. BIZZELL, C.F.A.	email: info@ellsworthfund.com
ELIZABETH C. BOGAN, Ph.D.
THOMAS H. DINSMORE, C.F.A.	Investment Adviser
DANIEL D. HARDING	Dinsmore Capital Management
JANE D. O’KEEFFE	65 Madison Avenue, Suite 550
NICOLAS W. PLATT	Morristown, NJ 07960
(973) 631-1177

Officers	Shareholder Services and Transfer Agent
American Stock Transfer & Trust Company
THOMAS H. DINSMORE, C.F.A.	59 Maiden Lane
Chairman of the Board and Chief Executive Officer	New York, NY 10038
(800) 937-5449
JANE D. O’KEEFFE	www.amstock.com
President
Beneficial Share Listing
GARY I. LEVINE	American Stock Exchange Symbol: ECF
Executive Vice President, Chief Financial Officer and Secretary
Legal Counsel
H. TUCKER LAKE, JR.	Ballard Spahr Andrews & Ingersoll, LLP
Vice President
Independent Accountants
GERMAINE M. ORTIZ	Tait, Weller & Baker LLP
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JAMES A. DINSMORE
Assistant Vice President

JUDITH M. DOUGHERTY
Assistant Secretary

JOANN VENEZIA
Assistant Vice President and Assistant Secretary

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase its own shares from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

ELLSWORTH FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2.  CODE OF ETHICS.

On April 16, 2007, the Board of Trustees adopted a code of ethics that applies to Registrant's principal executive officer and principal financial officer. The code of ethics is available on Registrant's website at: www.ellsworthfund.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any of its provisions been granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees determined that Trustee Daniel D. Harding, who is "independent" as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by Tait, Weller & Baker LLP ("Tait Weller") for services rendered to the Fund during the Fund's last two fiscal years ended September 30, 2008 and 2007.

Fiscal YE September 30	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees
2007	$32,000	$0	$2,700	$0
2008	$33,500	$0	$2,800	$0

(1)
The Fund’s Audit Committee pre-approves all Audit-Related Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2008 and 2007, no Audit-Related Fees were approved by the Fund's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2)
"Tax Fees" include those fees billed by Tait Weller in connection with their review of the Fund's income tax returns for fiscal years 2007 and 2008. The Fund’s Audit Committee pre-approves all Tax Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2008 and 2007, no Tax Fees were approved by the Fund's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

During each of the last two fiscal years ended September 30, 2007 and September 30, 2008, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund's investment adviser, Dinsmore Capital Management Co. ("Dinsmore Capital") or its affiliates or otherwise bill the Fund or Dinsmore Capital or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountants before they are provided to the Fund.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountants for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are "independent," as such term is used in Form N-CSR.  Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

The Audit Committee also pre-approves non-audit services to be provided by the Fund's independent registered public accountants to the Fund's investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund's independent auditors are the same as, or affiliated with, the investment adviser's auditors.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the "Exchange Act") and the members of such committee are:

KINCHEN C. BIZZELL

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING

(b) Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Bancroft Fund Ltd.
Ellsworth Fund Ltd.
Dinsmore Capital Management Co.
Proxy Voting Guidelines

(Adopted April 16, 2007)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the "Funds"), as well as by the Board of Directors of Davis-Dinsmore Management Company, now known as Dinsmore Capital Management Co. ("Dinsmore Capital").

The Boards of Trustees of the Funds have delegated to Dinsmore Capital responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies.  The Boards recognize that, due to the nature of the Funds' investments, the Funds do not frequently receive proxies.

Dinsmore Capital exercises its voting responsibility with the overall goal of maximizing the value of the Funds' investments.  The portfolio managers at Dinsmore Capital oversee the voting policies and decisions for the Funds.  In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.           Matters Related to the Board of Directors

1.    The Funds generally will support the election of nominees recommended by management for election as directors.  In determining whether to support a particular nominee, Dinsmore Capital will consider whether the election of that nominee will cause a company to have less than a majority of independent directors.

2.    The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

3.    The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.    Matters Related to Independent Auditors

1.           The Funds generally will vote in favor of independent accountants approved by the company.  Prior to such vote, however, Dinsmore Capital will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by the company to the independent auditors, and the nature of the non-audit services provided.

C.    Corporate Governance Matters

1.           Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti- takeover measures.

2.           Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management's recommendations regarding routine matters, including the following:

a.    Fixing number of directors;

b.    Stock splits; and

c.    Change of state of incorporation for specific corporate purposes.

D.    Matters Related to Equity-Based Compensation Plans

1.           The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

2.           The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.    Contested Matters

1.           Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore Capital principally responsible for the particular portfolio security.

F.    Miscellaneous Matters

1.    The Funds may in their discretion abstain from voting shares that have been recently sold.

2.    The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

3.    Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Davis-Dinsmore principally responsible for the particular portfolio security.

G.    Material Conflicts of Interest

1.    Conflicts of interest may arise from time to time between Dinsmore Capital and the Funds. Examples of conflicts of interests include:

a.    Dinsmore Capital may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

b.    Dinsmore Capital or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

c.    Dinsmore Capital may hold a position in a security contrary to shareholder interests.

2.    If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds' Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

H.    Amendments

1.    Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

a.    the Funds' Board of Trustees, including a majority of the disinterested trustees; and

b.    the Adviser's Board of Directors.

2.    Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds' Chief Compliance Officer, and will be reported to the Funds' Board of Trustees at their next scheduled in-person meeting.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, serves as the Portfolio Manager of Ellsworth Fund Ltd. (the "Registrant"). He has served in that capacity since 1996. This information is as of December 8, 2008.  Mr. Dinsmore usually receives investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio.

(2) The following table provides information relating to other (non-registrant) accounts where this portfolio manager is primarily responsible for day-to-day management as of September 30, 2008. The portfolio manager does not manage such accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Thomas H. Dinsmore	Number:	1	n/a	n/a
	Assets:	$86,185,050	n/a	n/a

Mr. Dinsmore is the Portfolio Manager of one other account, Bancroft Fund Ltd. ("Bancroft"), a registered investment company with total net assets of $86,185,050 as of September 30, 2008.  Mr. Dinsmore is Chairman and Chief Executive Officer of Bancroft. This information is as of September 30, 2008. The Registrant and Bancroft have similar investment objectives and strategies. As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, the investment adviser for the Registrant and Bancroft has adopted Trade Allocation Procedures (the "Allocation Procedures").  The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund's intended trade or, if the order is subject to a minimum lot size, as closely as possibly to pro rata.

The Allocation Procedures permit the adviser to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the adviser's chief compliance officer.

(3) This information is as of September 30, 2008. The Portfolio Manager is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan. His compensation is reviewed and approved by the Adviser's Board of Directors annually. His compensation may be adjusted from year to year based on the perception of the Adviser's Board of Directors of the portfolio manager's overall performance and his management responsibilities. His compensation is not based on (i) a formula specifically tied to the performance of the Registrant or Bancroft, including performance against an index, or (ii) the value of assets held in the Registrant's portfolio.

(4) As of September 30, 2008, Mr. Dinsmore's beneficial ownership in the Registrant's shares was in the range of $100,001-$500,000.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant's equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees since those procedures were last disclosed in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item 10 of Form N-CSR.

ITEM 11.  CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 8, 2008 an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Registrant's officers, including the PEO and PFO, concluded that, as of December 8, 2008, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1) Not applicable. See Registrant's response to Item 2, above.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:      /s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date:   December 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date:   December 8, 2008

By:      /s/ Gary I. Levine
Gary I. Levine
Chief Financial Officer
(Principal Financial Officer)

Date:   December 8, 2008